AMENDMENT NO. 3
TO THE PERRIGO COMPANY PLC
2019 LONG-TERM INCENTIVE PLAN
WHEREAS, Perrigo Company plc (the “Company”) sponsors the Perrigo Company plc 2019 Long-Term Incentive Plan (the “Plan”); and
WHEREAS, the Company desires to amend the Plan to modify the definition of “Retirement” in certain respects.
NOW, THEREFORE, by virtue and in exercise of the amending authority reserved by the Plan sponsor pursuant to Section 3(a) of the Plan, effective as of the date hereof, the Plan be, and it hereby is, amended as follows:
1.Section 2(kk) of the Plan (definition of “Retirement”) is amended to modify clause (iii) thereof to read as follows:

(iii)    after attaining age 60 with five or more years of service with the Company.

2.The definition of “Retirement” in Section 2.2.2 of Appendix C of the Plan is amended to modify clause (iii) thereof to read as follows:

(iii)    after attaining age 60 with five or more years of service with the Company.

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IN WITNESS WHEREOF, Perrigo Company plc has caused this Amendment No. 3 to be executed by its duly authorized officer this 1st day of November, 2023.

PERRIGO COMPANY PLC

By:	/s/ Kyle L. Hanson
Title:	Executive Vice President, General Counsel and Secretary

US.360326266.01